EARNINGS ANNOUNCEMENT
                                DENVER, COLORADO
                               FEBRUARY 9TH, 2005
                              FOR IMMEDIATE RELEASE


                 FOURTH QUARTER DILUTED EARNINGS PER SHARE $0.48
                      EARNINGS PER SHARE FOR THE YEAR $1.72


MacDermid, Incorporated a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries (NYSE: MRD) today reported fourth quarter sales of $ 172.1 million, a 6% increase over the same period in 2003. Revenues reflected strong demand in its Advanced Surface Finishing business, combined with the favorable impact of foreign currency.

Sales for the year ended December 31, 2004 were $ 660.8 compared with $ 619.9 in the prior year, a 7% increase.

Diluted earnings per share of $0.48 were $0.03 more than the $0.45 per share from continuing operations in 2003. Earnings from continuing operations for the quarter of $14.9 million were 9% more than a year ago.

Total reported earnings per share for the fourth quarter last year was $0.63. This included earnings of $0.18 per share from discontinued operations arising from the gain on the disposal of Eurocir. Our reported earnings per share for the year ended December 2003 of $1.80 included the abovementioned $0.18 per share and also the favorable cumulative effect of an accounting change amounting to $0.03 per share. Management continues to believe these items are not representative of the performance of the business. In the case of the gain in discontinued operations this is a partial recovery of a previously written-off item. The gain from the accounting change resulted from a stock buy back transaction that was completely non-operational and non-continuing. Hence our earnings in last year from continuing operations and before the cumulative effect of the accounting change were $0.45 for the quarter and $1.59 for the year.

Earnings for the year of $53.2 million are up 7% over last year's $49.8 million and earnings per share for the year of $1.72 are 8% higher than the prior year's $1.59 earnings per share from continuing operations and before the cumulative effect of accounting change in last year. *Owner Earnings, a measure of free cash flow (defined below and shown in BOLD in the attached Condensed Consolidated Summary of Cash Flows), were $22.8 million for the quarter ended December 31, 2004. Owner Earnings for the year were $76.7 million. Cash retained as of December 31, 2004 is $137.8 million.

Several  items  affected  the  current  quarter.
The tax rate was adjusted to reflect a year to date 31.5% effective tax rate, down from the 32 % in the first two quarters of the year and down from the 33% rate used in the third quarter of the year. This resulted from an overseas tax planning initiative late in this year. This increased earnings by $0.03 per share in the quarter.
The Printing Solutions Americas direct selling strategy noted last quarter and restructuring costs in Europe impacted the quarter unfavorably by $0.05 per share.

Dan Leever Chairman and CEO said "This quarter was similar to the recent quarters we have experienced. We are gratified that the Advanced Surface Finishing unit performed very well. In our printing business we celebrated the dramatic turn around in the ColorSpan unit. ColorSpan has enjoyed two very successful product launches. Our biggest challenge is keeping up with the demand. This is a testament to the will and motivation of the ColorSpan team. We experienced costs related to restructuring in printing Europe and were still working through inventory in the supply chain in printing Americas. Whereas these items hurt us this quarter, we expect they will benefit us in the longer term. Our Owner Earnings were a solid $22.8 million for the quarter and $76.7 million for the year leaving us with $137.8 million in cash. We have shown our cash generation is predictable and sustainable. This gives us significant options to consider. Currently we are leaning towards holding the cash in anticipation of mid 2006 when the premium on our bonds reduces dramatically. We continue to invest heavily in growth initiatives. We are hoping 2005 is the year we start to see the impact of these initiatives on revenues."

Comments  on  Fourth  Quarter  Income  Statement.
-------------------------------------------------

Sales in Advanced Surface Finishing of $100.7 million were up 9.4% (4.4% after currency) over the same period in 2003, primarily driven by strong revenue growth in demand in Asia and North America. Operating profit of $16.0 million was 18.2% higher than the prior year reflecting expected earnings leverage on higher revenue.

Printing Solutions sales of $71.4 million were up 2.0% (down 0.8% after currency) with growth in key business segments in North America, weak demand in Europe and the inventory effect of the direct marketing strategy in North America. Operating profit of $10.2 million was down 21.6% from the prior period due to restructuring charges incurred in Europe, the margin affect of weaker sales in Europe and the direct strategy in North America.




Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website:  http://www.macdermid.com
          ------------------------


                         MACDERMID,  INCORPORATED

                         NYSE  -  MRD
                         CUSIP  554273  10  2

  FEBRUARY  9TH,  2005


THIS REPORT AND OTHER CORPORATION REPORTS AND STATEMENTS DESCRIBE MANY OF THE POSITIVE FACTORS AFFECTING THE CORPORATION'S FUTURE BUSINESS PROSPECTS. INVESTORS SHOULD ALSO BE AWARE OF FACTORS THAT COULD HAVE A NEGATIVE IMPACT ON THOSE PROSPECTS. THESE INCLUDE POLITICAL, ECONOMIC OR OTHER CONDITIONS SUCH AS CURRENCY EXCHANGE RATES, INFLATION RATES, RECESSIONARY OR EXPANSIVE TRENDS, TAXES AND REGULATIONS AND LAWS AFFECTING THE BUSINESS; COMPETITIVE PRODUCTS, ADVERTISING, PROMOTIONAL AND PRICING ACTIVITY; THE DEGREE OF ACCEPTANCE OF NEW PRODUCT INTRODUCTIONS IN THE MARKETPLACE; TECHNICAL DIFFICULTIES WHICH MAY ARISE WITH NEW PRODUCT INTRODUCTIONS; AND THE DIFFICULTY OF FORECASTING SALES AT CERTAIN TIMES IN CERTAIN MARKETS.





                                             MACDERMID, INCORPORATED
                                    CONDENSED CONSOLIDATED SUMMARY OF EARNINGS
                                                   (Unaudited)
                                 $ in thousands, except share and per share amounts


                                                              Three Months Ended               Year Ended
                                                            --------------------              ------------
                                                             Dec 31st      Dec 31st      Dec 31st      Dec 31st
                                                               2004          2003          2004          2003
                                                   --------------------  ------------  ------------  ------------

Proprietary sales . . . . . . . . . . . . . . . .  $           161,014   $   151,237   $   619,135   $   581,745
Other sales . . . . . . . . . . . . . . . . . . .               11,121        10,869        41,650        38,141
                                                   --------------------  ------------  ------------  ------------
Total net sales . . . . . . . . . . . . . . . . .  $           172,135   $   162,106   $   660,785   $   619,886
                                                   --------------------  ------------  ------------  ------------
Gross margin. . . . . . . . . . . . . . . . . . .               81,266        74,363       313,241       290,615
  GM %. . . . . . . . . . . . . . . . . . . . . .                 47.2%         45.9%         47.4%         46.9%

Selling, technical and administrative . . . . . .               49,074        42,537       185,915       171,510
Research and development. . . . . . . . . . . . .                5,988         5,279        21,916        19,955
                                                   --------------------  ------------  ------------  ------------
Operating profit. . . . . . . . . . . . . . . . .               26,204        26,547       105,410        99,150

Other income (expense), net . . . . . . . . . . .                1,411         1,142         1,942         4,314
Interest expense, net . . . . . . . . . . . . . .               (7,073)       (7,585)      (29,615)      (30,178)
                                                   --------------------  ------------  ------------  ------------

Earnings before income taxes and discontinued
  operations. . . . . . . . . . . . . . . . . . .               20,542        20,104        77,737        73,286
Income tax (expense). . . . . . . . . . . . . . .               (5,639)       (6,447)      (24,513)      (23,466)
                                                   --------------------  ------------  ------------  ------------
Earnings from continuing operations . . . . . . .               14,903        13,657        53,224        49,820
Discontinued operations . . . . . . . . . . . . .                    -         5,632             -         5,592
Cumulative effect of accounting change. . . . . .                    -             0             -         1,014
                                                   --------------------  ------------  ------------  ------------
Net earnings. . . . . . . . . . . . . . . . . . .  $            14,903   $    19,289   $    53,224   $    56,426
                                                   ====================  ============  ============  ============

Continuing operations per share . . . . . . . . .  $              0.48   $      0.45   $      1.72   $      1.59
Discontinued operations per share . . . . . . . .  $              0.00   $      0.18   $      0.00   $      0.18
Cumulative effect of accounting change per share.  $              0.00   $      0.00   $      0.00   $      0.03
                                                   --------------------  ------------  ------------  ------------
Diluted earnings per share. . . . . . . . . . . .  $              0.48   $      0.63   $      1.72   $      1.80
                                                   ====================  ============  ============  ============

Diluted average common shares outstanding . . . .           30,794,808    30,501,615    30,961,108    31,430,398
                                                   ====================  ============  ============  ============




                             MACDERMID, INCORPORATED
                           SALES AND MARGINS BY REGION
                                 $ in thousands


                                 Three Months Ended            Year Ended
                                --------------------          ------------
                              Dec 31st        Dec 31st    Dec 31st    Dec 31st
                                2004            2003        2004        2003
                     --------------------  ------------  ----------  ----------

AMERICAS
Total net sales . .  $            69,361   $    66,510   $ 269,779   $ 266,391
Operating profit. .  $            11,320   $    10,697   $  45,229   $  41,430
OP %. . . . . . . .                 16.3%         16.1%       16.8%       15.6%

EUROPE
Total net sales . .  $            62,618   $    57,898   $ 240,063   $ 220,568
Operating profit. .  $             6,999   $     7,629   $  29,075   $  30,386
OP %. . . . . . . .                 11.2%         13.2%       12.1%       13.8%

ASIA
Total net sales . .  $            40,156   $    37,698   $ 150,943   $ 132,927
Operating profit. .  $             7,885   $     8,221   $  31,106   $  27,334
OP %. . . . . . . .                 19.6%         21.8%       20.6%       20.6%

CONSOLIDATED TOTAL
Total net sales . .  $           172,135   $   162,106   $ 660,785   $ 619,886
Operating profit. .  $            26,204   $    26,547   $ 105,410   $  99,150
OP %. . . . . . . .                 15.2%         16.4%       16.0%       16.0%



                                MACDERMID, INCORPORATED
                               SALES AND MARGINS BY GROUP
                                     $ in thousands


                                         Three Months Ended           Year Ended
                                        --------------------         ------------
                                       Dec 31st     Dec 31st      Dec 31st    Dec 31st
                                         2004          2003         2004        2003
                             --------------------  ------------  ----------  ----------

ADVANCED SURFACE FINISHING
Total net sales . . . . . .  $           100,723   $    92,091   $ 386,723   $ 348,131
Operating profit. . . . . .  $            15,986   $    13,519   $  62,728   $  50,858
OP %. . . . . . . . . . . .                 15.9%         14.7%       16.2%       14.6%

PRINTING SOLUTIONS
Total net sales . . . . . .  $            71,412   $    70,015   $ 274,062   $ 271,755
Operating profit. . . . . .  $            10,218   $    13,028   $  42,682   $  48,292
OP %. . . . . . . . . . . .                 14.3%         18.6%       15.6%       17.8%

CONSOLIDATED TOTAL
Total net sales . . . . . .  $           172,135   $   162,106   $ 660,785   $ 619,886
Operating profit. . . . . .  $            26,204   $    26,547   $ 105,410   $  99,150
OP %. . . . . . . . . . . .                 15.2%         16.4%       16.0%       16.0%



                             MACDERMID, INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 $ in thousands


                                            Dec. 31st    Dec. 31st
                                              2004         2003
                                           -----------  -----------
                                           (Unaudited)

Cash and cash equivalents . . . . . . . .  $  137,829   $   61,294
Accounts receivable, net. . . . . . . . .     142,455      137,149
Inventories, net. . . . . . . . . . . . .      80,445       75,775
Other current assets. . . . . . . . . . .      28,486       31,097
                                           -----------  -----------
   Current Assets . . . . . . . . . . . .     389,215      305,315

Property, plant & equipment, net. . . . .     110,463      113,642
Goodwill. . . . . . . . . . . . . . . . .     194,287      194,200
Intangibles . . . . . . . . . . . . . . .      28,434       30,061
Other assets, net . . . . . . . . . . . .      51,320       54,017
                                           -----------  -----------
   Total assets . . . . . . . . . . . . .  $  773,719   $  697,235
                                           ===========  ===========


Payables and accruals . . . . . . . . . .  $  128,359   $  124,125
Short-term debt . . . . . . . . . . . . .         753        1,498
                                           -----------  -----------
   Current Liabilities. . . . . . . . . .     129,112      125,623

Long-term debt. . . . . . . . . . . . . .     301,077      301,203
Other long-term liabilities . . . . . . .      39,499       31,397
                                           -----------  -----------
   Total Liabilities. . . . . . . . . . .     469,688      458,223

Shareholders' equity. . . . . . . . . . .     304,031      239,012
                                           -----------  -----------
Total liabilities & shareholders' equity.  $  773,719   $  697,235
                                           ===========  ===========

Debt to total capital . . . . . . . . . .          50%          56%





                                         MACDERMID, INCORPORATED
                              CONDENSED CONSOLIDATED SUMMARY OF CASH FLOWS
                                               (Unaudited)
                                             $ in thousands



                                                          Three Months Ended            Year Ended
                                                         --------------------          ------------
                                                      Dec 31st       Dec 31st      Dec 31st    Dec 31st
                                                        2004           2003          2004        2003
                                              --------------------  ------------  ----------  ----------


Net earnings . . . . . . . . . . . . . . . .  $            14,903   $    19,289   $  53,224   $  56,426
Earnings from discontinued operations. . . .                    -         5,632           -       5,592
                                              --------------------  ------------  ----------  ----------
Earnings from continuing operations. . . . .               14,903        13,657      53,224      50,834

Depreciation . . . . . . . . . . . . . . . .                4,137         3,976      16,148      15,793
Amortization . . . . . . . . . . . . . . . .                  850           889       3,009       3,301
Provision for bad debt . . . . . . . . . . .                  538          (953)      3,562       2,606
Stock compensation expense . . . . . . . . .                2,162         1,119       6,545       4,219
Deferred taxes . . . . . . . . . . . . . . .                7,110        12,094       5,679      12,094
Working capital changes. . . . . . . . . . .               (1,531)        2,168      (2,890)      5,705
Discontinued operations. . . . . . . . . . .                    -        (3,792)          -      (3,135)
                                              --------------------  ------------  ----------  ----------
Cash from operations . . . . . . . . . . . .               28,169        29,158      85,277      91,417

Capital spending, net. . . . . . . . . . . .               (5,322)       (5,213)     (8,534)    (10,704)

                                              --------------------  ------------  ----------  ----------
OWNER EARNINGS** . . . . . . . . . . . . . .               22,847        23,945      76,743      80,713

Dividends Paid . . . . . . . . . . . . . . .               (1,212)         (908)     (3,635)     (3,754)
Increase/(decrease) in debt. . . . . . . . .                  (44)        3,255      (1,032)     (3,277)
Treasury shares. . . . . . . . . . . . . . .                   13             -          31     (51,753)
Other. . . . . . . . . . . . . . . . . . . .                4,172         4,897       4,428       7,346
                                              --------------------  ------------  ----------  ----------

Increase/(decrease) in cash. . . . . . . . .  $            25,776   $    31,189   $  76,535   $  29,275
                                              ====================  ============  ==========  ==========



**Note:  Pro forma owner earnings
      adjusted for semi-annual bond interest
       payments would have been as follows:.  $            15,947   $    17,045   $  76,743   $  80,713
                                              ====================  ============  ==========  ==========




MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION



Gross Profit Before Special Charges (a) (b)
-------------------------------------------
(In thousands)
                                                                           Three Months Ended
                                             ---------------------------------------------------------------------------
                                                       Mar-03        Jun-03     Sep-03     Dec-03    Mar-04     Jun-04
                                             --------------------  ---------  ---------  ---------  ---------  ---------

Net Sales as reported . . . . . . . . . . .  $           152,803   $155,320   $149,657   $162,106   $162,012   $165,053
                                             --------------------  ---------  ---------  ---------  ---------  ---------

Gross Profit as reported. . . . . . . . . .  $            72,542   $ 73,794   $ 69,916   $ 74,363   $ 77,526   $ 78,074
Add: Special Charges. . . . . . . . . . . .                    -          -          -          -          -          -
                                             --------------------  ---------  ---------  ---------  ---------  ---------
Gross Profit Before Special Charges . . . .  $            72,542   $ 73,794   $ 69,916   $ 74,363   $ 77,526   $ 78,074
                                             --------------------  ---------  ---------  ---------  ---------  ---------

GP % Before Special Charges . . . . . . . .                 47.5%      47.5%      46.7%      45.9%      47.9%      47.3%



Gross Profit Before Special Charges (a) (b)
-------------------------------------------
(In thousands)

                                                                    Year       Year
                                              Three Months Ended    Ended      Ended
                                               Sep-04    Dec-04     Dec-03     Dec-04
                                             ---------  ---------  ---------  ---------

Net Sales as reported . . . . . . . . . . .  $161,585   $172,135   $619,886   $660,785
                                             ---------  ---------  ---------  ---------

Gross Profit as reported. . . . . . . . . .  $ 76,375   $ 81,266   $290,615   $313,241
Add: Special Charges. . . . . . . . . . . .         -          -          -          -
                                             ---------  ---------  ---------  ---------
Gross Profit Before Special Charges . . . .  $ 76,375   $ 81,266   $290,615   $313,241
                                             ---------  ---------  ---------  ---------

GP % Before Special Charges . . . . . . . .      47.3%      47.2%      46.9%      47.4%


(a) as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b) "Gross Profit Before Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined by Generally Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of operating performance and may not be comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an important factor toward the growth of shareholder value over time.










Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)
                                                                                           Three Months Ended
                                                                  ----------------------------------------------------------------
                                                                        Mar-03           Jun-03      Sep-03    Dec-03     Mar-04
                                                                  --------------------  ---------  ---------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $           152,803   $155,320   $149,657   $162,106   $162,012
                                                                  --------------------  ---------  ---------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $            24,597   $ 25,567   $ 25,611   $ 27,689   $ 26,551

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .                 (207)      (132)    (2,833)    (1,142)       258
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .                    -          -          -          -          -
                                                                  --------------------  ---------  ---------  ---------  ---------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $            24,390   $ 25,435   $ 22,778   $ 26,547   $ 26,809
                                                                  ====================  =========  =========  =========  =========



% OP Before Special Charges to Net Sales . . . . . . . . . . . .                 16.0%      16.4%      15.2%      16.4%      16.5%




Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)

                                                                                                     Year      Year
                                                                        Three Months Ended           Ended     Ended

                                                                   Jun-04     Sep-04     Dec-04     Dec-03     Dec-04
                                                                  ---------  ---------  ---------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $165,053   $161,585   $172,135   $619,886   $660,785
                                                                  ---------  ---------  ---------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 27,348   $ 25,838   $ 27,615   $103,464   $107,352

Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .      (697)       (92)    (1,411)    (4,314)    (1,942)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -          -          -          -
                                                                  ---------  ---------  ---------  ---------  ---------
Operating Profit Before Special Charges. . . . . . . . . . . . .  $ 26,651   $ 25,746   $ 26,204   $ 99,150   $105,410
                                                                  =========  =========  =========  =========  =========



% OP Before Special Charges to Net Sales . . . . . . . . . . . .      16.1%      15.9%      15.2%      16.0%      16.0%




(a)  as  a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results  now  reflected  as  Discontinued  Operations.

(b)  "Gross  Profit  Before  Special Charges" and "Operating Profit Special Charges" are not intended to represent Net Earnings as defined  by  Generally
Accepted  Accounting  Principles.  These  measurements  should  not  be  used as an alternative to Net Earnings as an indicator of operating  performance  and  may  not  be
comparable  to  similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure  of  past  operating
performance  and  believes  these  measurements  play  an  important  factor  toward  the  growth  of shareholder value over time.






MACDERMID,  INC.
REGULATION  G:   GAAP  TO  NON-GAAP  RECONCILIATION


EPS  from  Continuing  Operations  Before  Special  Charges  &  Stock  Compensation  (a)  (b)
---------------------------------------------------------------------------------------------
(In  thousands,  except  share  and  per  share  amounts)


                                                                            Three Months Ended
                                                   --------------------------------------------------------------------------
                                                          Mar-03            Jun-03        Sep-03        Dec-03      Mar-04
                                                   --------------------  ------------  ------------  -----------  -----------

Net Income (Loss) as reported . . . . . . . . . .  $            11,566   $    12,130   $    13,441   $    19,289  $    12,893
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes. . . . . . . .                 (102)           (4)           66         5,632            -
                                                   --------------------  ------------  ------------  -----------  -----------
Income (Loss) from Continuing Operations. . . . .               11,668        12,134        13,375        13,657       12,893

Change in accounting method . . . . . . . . . . .                    -             -        (1,014)            -            -
SFAS 150 gain on stock call option. . . . . . . .                    -             -        (2,214)            -            -
                                                   --------------------  ------------  ------------  -----------  -----------
    Total Special Charges (Income). . . . . . . .                    -             -        (3,228)            -            -

    After Tax Effect of Special Charges (Income).                    -             -        (2,520)            -            -
                                                   --------------------  ------------  ------------  -----------  -----------

Net Income from Continuing Operations Before
   Tax Effected Special Charges . . . . . . . . .  $            11,668   $    12,134   $    10,855   $    13,657  $    12,893
                                                   ====================  ============  ============  ===========  ===========

    Stock Compensation Expense. . . . . . . . . .                1,031         1,154           915         1,119        1,560
    After Tax Effect Stock Compensation Expense .                  701           785           622           761        1,061
                                                   --------------------  ------------  ------------  -----------  -----------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation . .  $            12,369   $    12,919   $    11,477   $    14,418  $    13,954
                                                   ====================  ============  ============  ===========  ===========

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges . . . . . .  $              0.36   $      0.38   $      0.36   $      0.45  $      0.42
                                                   ====================  ============  ============  ===========  ===========

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation . . . . . . . . . . . . . . . . .  $              0.38   $      0.41   $      0.38   $      0.47  $      0.45
                                                   ====================  ============  ============  ===========  ===========

Diluted Average Common Shares Outstanding . . . .           32,467,172    31,720,959    31,059,431    30,501,615   31,041,763
-------------------------------------------------  --------------------  ------------  ------------  -----------  -----------



                                                                                             Year          Year
                                                            Three Months Ended               Ended         Ended
                                                      Jun-04       Sep-04       Dec-04       Dec-03        Dec-04
                                                   -----------  -----------  -----------  ------------  -----------

Net Income (Loss) as reported . . . . . . . . . .  $    13,385  $    12,043  $    14,903  $    56,426   $    53,224
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes. . . . . . . .            -            -            -        5,592             -
                                                   -----------  -----------  -----------  ------------  -----------
Income (Loss) from Continuing Operations. . . . .       13,385       12,043       14,903       50,834        53,224

Change in accounting method . . . . . . . . . . .            -            -            -       (1,014)            -
SFAS 150 gain on stock call option. . . . . . . .            -            -            -       (2,214)            -
                                                   -----------  -----------  -----------  ------------  -----------
    Total Special Charges (Income). . . . . . . .            -            -            -       (3,228)            -

    After Tax Effect of Special Charges (Income).            -            -            -       (2,520)            -
                                                   -----------  -----------  -----------  ------------  -----------

Net Income from Continuing Operations Before
   Tax Effected Special Charges . . . . . . . . .  $    13,385  $    12,043  $    14,903  $    48,314   $    53,224
                                                   ===========  ===========  ===========  ============  ===========

    Stock Compensation Expense. . . . . . . . . .        1,472        1,351        2,112        4,219         6,495
    After Tax Effect Stock Compensation Expense .        1,001          905        1,415        2,869         4,382
                                                   -----------  -----------  -----------  ------------  -----------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation . .  $    14,386  $    12,948  $    16,318  $    51,183   $    57,606
                                                   ===========  ===========  ===========  ============  ===========

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges . . . . . .  $      0.43  $      0.39  $      0.48  $      1.55   $      1.72
                                                   ===========  ===========  ===========  ============  ===========

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation . . . . . . . . . . . . . . . . .  $      0.46  $      0.42  $      0.53  $      1.63   $      1.86
                                                   ===========  ===========  ===========  ============  ===========

Diluted Average Common Shares Outstanding . . . .   31,014,374   30,988,259   30,794,808   31,430,398    30,961,108
-------------------------------------------------  -----------  -----------  -----------  ------------  -----------

(a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS  from  Continuing  Operations  Before  Special  Charges and Stock Compensation", "EBITDA from Continuing Operations
Before  Special  Charges"  and  "Owners  Earnings"  are  not
intended  to  represent  Net  Earnings  (loss)  or  Net  Cash Flow From Operating Activities as defined by Generally Accepted
Accounting  Principles.  These  measurements  should  not  be used  as  an  alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and  may  not  be  comparable  to  similarly  titled  measures used  by  other  entities.  Management  believes  that  these  measurements  portray  a  meaningful measure of past operating performance  and  believes  these  measurements  play  an
important  factor  toward  the  growth  of  shareholder  value  over  time.








EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)
                                                                                       Three Months Ended
                                                                  --------------------------------------------------------
                                                                         Mar-03        Jun-03    Sep-03   Dec-03   Mar-04
                                                                  -------------------  -------  --------  -------  -------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $            24,597  $25,567  $25,611   $27,689  $26,551

SFAS 150 gain on stock call option . . . . . . . . . . . . . . .                    -        -   (2,214)        -        -
                                                                  -------------------  -------  --------  -------  -------
        Total Special Charges. . . . . . . . . . . . . . . . . .                    -        -   (2,214)        -        -


Amortization . . . . . . . . . . . . . . . . . . . . . . . . . .                  769      851      792       889      734
Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .                3,941    4,002    3,874     3,976    4,125
                                                                  -------------------  -------  --------  -------  -------
EBITDA from Continuing Operations Before
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $            29,307  $30,420  $28,063   $32,554  $31,410
                                                                  ===================  =======  ========  =======  =======



EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)

                                                                                              Year       Year
                                                                     Three Months Ended       Ended      Ended
                                                                   Jun-04   Sep-04   Dec-04   Dec-03     Dec-04
                                                                  -------  -------  -------  ---------  --------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $27,348  $25,838  $27,615  $103,464   $107,352

SFAS 150 gain on stock call option . . . . . . . . . . . . . . .        -        -        -    (2,214)         -
                                                                  -------  -------  -------  ---------  --------
        Total Special Charges. . . . . . . . . . . . . . . . . .        -        -        -    (2,214)         -


Amortization . . . . . . . . . . . . . . . . . . . . . . . . . .      717      708      850     3,301      3,009
Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .    3,989    3,897    4,137    15,793     16,148
                                                                  -------  -------  -------  ---------  --------
EBITDA from Continuing Operations Before
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $32,054  $30,443  $32,602  $120,344   $126,509
                                                                  =======  =======  =======  =========  ========


(a)  as  a  result  of  the  Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude  the  results  now  reflected  as  Discontinued  Operations.

(b)  "EPS  from  Continuing  Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations
Before  Special  Charges"  and  "Owners  Earnings"  are  not
intended  to  represent  Net  Earnings  (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted
Accounting  Principles.  These  measurements  should  not  be used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and  may  not  be  comparable  to  similarly  titled  measures used  by  other  entities.  Management  believes  that  these  measurements portray a meaningful measure of past operating performance  and  believes  these  measurements  play  an
important  factor  toward  the  growth  of  shareholder  value  over  time.







Owners Earnings (b)
----------------------------------------------------------
(In thousands)
                                                                                   Three Months Ended
                                                            -------------------------------------------------------------------
                                                                    Mar-03        Jun-03    Sep-03   Dec-03    Mar-04   Jun-04
                                                            -------------------  --------  -------  --------  -------  --------

Net cash flow provided by operating activities . . . . . .  $            19,397  $25,613   $17,249  $29,158   $ 5,977  $28,153

Capital expenditures, net. . . . . . . . . . . . . . . . .                  979    1,722     2,790    5,213       782    1,662
                                                            -------------------  --------  -------  --------  -------  --------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $            18,418  $23,891   $14,459  $23,945   $ 5,195  $26,491
                                                            ===================  ========  =======  ========  =======  ========


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $            18,418  $23,891   $14,459  $23,945   $ 5,195  $26,491
Assumed if Bond Interest was paid quarterly. . . . . . . .                6,900   (6,900)    6,900   (6,900)    6,900   (6,900)
                                                            -------------------  --------  -------  --------  -------  --------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $            25,318  $16,991   $21,359  $17,045   $12,095  $19,591
----------------------------------------------------------  ===================  ========  =======  ========  =======  ========


Owners Earnings (b)
----------------------------------------------------------
(In thousands)

                                                                               Year     Year
                                                           Three Months Ended  Ended    Ended
                                                            Sep-04   Dec-04    Dec-03   Dec-04
                                                            -------  --------  -------  -------

Net cash flow provided by operating activities . . . . . .  $22,978  $28,169   $91,417  $85,277

Capital expenditures, net. . . . . . . . . . . . . . . . .      768    5,322    10,704    8,534
                                                            -------  --------  -------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $22,210  $22,847   $80,713  $76,743
                                                            =======  ========  =======  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $22,210  $22,847   $80,713  $76,743
Assumed if Bond Interest was paid quarterly. . . . . . . .    6,900   (6,900)        -        -
                                                            -------  --------  -------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $29,110  $15,947   $80,713  $76,743
----------------------------------------------------------  =======  ========  =======  =======

(b)  "EPS  from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations Before
Special  Charges"  and  "Owners  Earnings"  are  not
intended  to  represent  Net  Earnings  (loss)  or  Net  Cash  Flow  From Operating Activities as defined by Generally Accepted
Accounting  Principles.  These  measurements  should  not  be used  as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may  not  be  comparable  to  similarly  titled  measures
used  by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and  believes  these  measurements  play  an
important  factor  toward  the  growth  of  shareholder  value  over  time.